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                                                                Exhibit 99.3
                                                                ------------

                         FINANCIAL STATEMENT SCHEDULE


                           DURAMETALLIC CORPORATION
                      VALUATION AND QUALIFYING ACCOUNTS
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992



YEAR ENDED DECEMBER 31, 1992

                                                              Additions
                                                      --------------------------
                                                        Charged         Charged
                                       Balance at       to Costs        to Other                        Balance at
                                       Beginning of        and          Accounts-       Deductions-      End of
Description                             Period          Expenses        Describe        Describe(A)      Period
------------------------------------------------------------------------------------------------------------------
Accounts Receivable - allowance
for doubtful accounts                   $330,000        $ 95,000              --           ($7,000)     $418,000


YEAR ENDED DECEMBER 31, 1993

                                                               Additions
                                                       --------------------------
                                                        Charged         Charged
                                       Balance at       to Costs        to Other                        Balance at
                                       Beginning of        and          Accounts-       Deductions-      End of
Description                             Period          Expenses        Describe        Describe(A)      Period
------------------------------------------------------------------------------------------------------------------

Accounts Receivable - allowance
for doubtful accounts                   $418,000        $677,000              --         ($409,000)     $686,000


YEAR ENDED DECEMBER 31, 1994

                                                               Additions
                                                       --------------------------
                                                        Charged         Charged
                                       Balance at       to Costs        to Other                        Balance at
                                       Beginning of        and          Accounts-       Deductions-      End of
Description                             Period          Expenses        Describe        Describe(A)      Period
------------------------------------------------------------------------------------------------------------------

Accounts Receivable - allowance
for doubtful accounts                   $686,000               --             --          ( $97,000)     $589,000


A)      Writeoff of accounts receivable.
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